UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2012

TransUnion Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-172549	74-3135689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

555 West Adams Street, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note

On April 30, 2012, TransUnion Corp. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial 8-K”) to report, among other things, the completion of the merger of Spartan Acquisition Sub Inc., a Delaware corporation and wholly owned subsidiary of TransUnion Holding Company, Inc., formerly known as Spartan Parent Holdings Inc. (“Parent”), with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). This Form 8-K/A amends and supplements the Initial 8-K and is being filed to provide unaudited pro forma consolidated financial statements described in Item 9.01 below which were not previously filed with the Initial 8-K, and are permitted under Item 9.01(b)(2) of Form 8-K to be filed by amendment no later than 71 calendar days after the Initial 8-K was required to be filed with the SEC.

Item 8.01 Other Events.

The Company is filing this Form 8-K/A to disclose the impact of the adoption of Accounting Standards Update (“ASU”) 2011-05 as amended by ASU 2011-12 on its historical financial statements in the Company’s most recent Annual Report on Form 10-K (the “2011 Annual Report”). ASU 2011-05, which the Company adopted beginning with its fiscal quarter ended March 31, 2012, requires, among other things, that the Company retrospectively report additional information related to the presentation of total comprehensive income, namely net income, the components of other comprehensive income, total other comprehensive income and total comprehensive income, on the face of the financial statements, either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The impact of retrospectively adjusting for the adoption of ASU 2011-05 was not material to the Company’s historical financial statements.

SELECTED FINANCIAL DATA

The following table revises historical information to illustrate the presentation required by ASU 2011-05 for the periods presented and should be read in conjunction with the information included in the Company’s 2011 Annual Report.

TRANSUNION CORP. AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income

(in millions)

	Twelve Months Ended December 31,
	2011	2010	2009
Net income	$48.8	$44.9	$133.5
Other comprehensive income (loss), net of tax
Foreign currency translation adjustment	(14.5)	9.4	12.8
Net unrealized gain on securities	—	—	0.2
Net unrealized gain (loss) on hedges	—	(1.1)	1.1

Total other comprehensive income (loss), net of tax	(14.5)	8.3	14.1
Comprehensive income	34.3	53.2	147.6
Less: comprehensive income attributable to noncontrolling interests	(6.4)	(9.1)	(9.1)

Comprehensive income attributable to TransUnion Corp.	$27.9	$44.1	$138.5

The following table revises historical information in Note 26, “Financial Statements of Guarantors,” of the Company’s 2011 Annual Report, and should be read in conjunction with the information included in the Company’s 2011 Annual Report.

TRANSUNION CORP. AND SUBSIDIARIES

Comprehensive Income Attributable to TransUnion Corp.

(in millions)

	Parent TransUnion Corp.	Issuers Trans Union LLC and TransUnion Financing Corporation	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Consolidated
2009	$125.4	$129.0	$18.2	$64.0	$(198.1)	$138.5
2010	$36.6	$36.5	$14.3	$65.6	$(108.9)	$44.1
2011	$40.8	$42.9	$20.0	$48.8	$(124.6)	$27.9

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

As a result of the Merger, the Company continued as the surviving corporation and became a wholly owned subsidiary of TransUnion Holding Company, Inc. The audited consolidated financial statements of the Company included in the Company’s Annual Report for the year ended December 31, 2011 and the unaudited consolidated financial statements of the Company included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2012 are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The following unaudited pro forma consolidated financial information of the Company is filed as Exhibit 99.1 to this Form 8-K/A and is incorporated herein by reference:

•	Unaudited Pro Forma Consolidated Balance Sheet Data as of March 31, 2012;

•	Unaudited Pro Forma Consolidated Statement of Income Data for the twelve months ended December 31, 2011;

•	Unaudited Pro Forma Consolidated Statement of Income Data for the three months ended March 31, 2012; and

•	Notes to Unaudited Pro Forma Consolidated Financial Statements

(d)	Exhibits.

A list of exhibits is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2012	TRANSUNION CORP.

/s/ Samuel A. Hamood
Samuel A. Hamood Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of the Independent Registered Public Accounting Firm

99.1	Unaudited Pro Forma Consolidated Financial Information